Exhibit 10.1

JOINDER AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT

THIS JOINDER AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT dated as of January 2, 2015 (this “Agreement”), by and among the banks, financial institutions and other institutional lenders listed on the signature pages hereof as New Term Lenders (each a “New Term Lender”  and collectively the “New Term Lenders”), LUMOS NETWORKS OPERATING COMPANY, a Delaware corporation (“Borrower”), the Subsidiary Guarantors (as defined in the Credit Agreement), each of the Negative Pledgors (as defined in the Credit Agreement),  COBANK, ACB (“CoBank”),  as Administrative Agent and Collateral Agent, each of FIFTH THIRD BANK,  ROYAL BANK OF CANADA and BRANCH BANKING AND TRUST COMPANY, as Documentation Agents for the Series C New Term Advances (as defined below), and each of the other financial institutions executing this Agreement and identified as a Lender on the signature pages hereto (the “Lenders”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 30, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined; the definitional provisions set forth in Section 1.02 of the Credit Agreement shall be deemed incorporated herein as if fully set forth herein), by and among the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, and CoBank as Administrative Agent and Collateral Agent;

WHEREAS, subject to the terms and conditions of the Credit Agreement, New Term Commitments may be provided to the Borrower pursuant to one or more Joinder Agreements entered into by the Borrower, the Subsidiary Guarantors, the New Term Lenders and the Administrative Agent; and

WHEREAS, the Required Lenders have further agreed to certain modifications to the Credit Agreement as more fully described herein;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  Amendments to Credit Agreement.    In reliance on the representations and warranties of the Loan Parties and the Negative Pledgors contained in this Agreement and in connection with the Borrower’s request therefor, and subject to the effectiveness of this Agreement as described in Section 6 below,

(A) The definitions of “Change of Control,” “Dividend Suspension Period” and “Fee Letter” contained in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as set forth below:

“Change of Control” means the occurrence of the following:  (a) the Parent shall cease to control, hold or own, directly or indirectly, the voting power or beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934) of all Voting Interests of the Borrower (or other securities convertible into such Voting Interests), or (b) during any period of up to 24 consecutive months, commencing after the date of this Agreement, a majority of the board of directors of the Borrower shall cease to consist of either Continuing Directors or individuals whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group; (c) the occurrence of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Borrower; (d) the occurrence of any consolidation or merger of the Borrower in which the Borrower is not the continuing or surviving corporation or pursuant to which common shares of the Borrower will be converted into cash, securities or other property, or (e) other than pursuant to a transaction permitted by this Agreement, the Borrower shall cease to control, hold or own, directly or indirectly, the voting power or beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934) of all Voting Interests of any of the Subsidiary Guarantors or the Negative Pledgors (or other securities convertible into such Voting Interests).

“Dividend Suspension Period” shall refer to the time period, (a) beginning on the date when any financial statement, any certificate from a Responsible Officer, or any other information shall have been delivered to, or obtained by, the Administrative Agent pursuant to the terms hereof which, in any such case, shall demonstrate that the Leverage Ratio as of such date (determined as of such date to be the ratio of (1) Consolidated Debt for Borrowed Money as of the date of such financial statement, certificate or information to (2) EBITDA as of the four Fiscal Quarter period most recently then ended for which such financial statements have been delivered pursuant to Section 5.03(b) or (c)) exceeds: (i) 4.75:1.00 for the period commencing on the Second Amendment Effective Date through December 31, 2015, (ii) 4.50:1.00 for the period commencing on January 1, 2016 through December 31, 2016, (iii) 4.25:1.00 for the period commencing on January 1, 2017 through December 31, 2017, (iv) 4.00:1.00 for the period commencing on January 1, 2018 through December 31, 2018 and (v) 3.75:1.00 for the period commencing on January 1, 2019 and thereafter; and (b) ending on the date on which the Borrower shall have delivered, pursuant to the terms hereof, financial statements and a certificate with supporting calculations from a Responsible Officer demonstrating that the Leverage Ratio is less than the applicable ratio set forth in clauses (i)-(v) of this definition as of such date (taking into account for such purposes EBITDA as of the four Fiscal Quarter period most recently then ended for which financial statements have been delivered pursuant to Section 5.03(b) or (c) and Consolidated Debt for Borrowed Money as of the date of the applicable Restricted Payment).

“Fee Letter” means, individually and collectively, as the context may require, (i) the senior credit facility fee letter, dated February 28, 2013, among the Borrower, CoBank, ACB, as a Lead Arranger and the Administrative Agent and (ii) the senior incremental term loan credit facility fee letter, dated October 24, 2014, among the Borrower, CoBank, ACB, as a Lead Arranger and the Administrative Agent.

(B) The following defined term “Second Amendment Effective Date” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Second Amendment Effective Date” means January 2, 2015.

(C) Section 2.07(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)Applicable Margins.  Initially from the Second Amendment Effective Date, and continuing through the day immediately preceding the first Adjustment Date occurring after the Second Amendment Effective Date, the Applicable Margins and Commitment Fee Margin shall be the applicable per annum percentage set forth in the pricing table below based on the pro forma Leverage Ratio certified by the Borrower in the Closing Certificate delivered by the

Borrower on the Second Amendment Effective Date.  Thereafter, the Applicable Margins and Commitment Fee Margin shall be for each Calculation Period the applicable per annum percentage set forth in the pricing table below opposite the applicable Leverage Ratio of the Borrower, determined on a consolidated basis for the Borrower and its Subsidiaries as set forth in the most recently delivered Compliance Certificate received by the Administrative Agent pursuant to Section 5.03; provided, that, in the event that (i) the Administrative Agent shall not receive the financial statements and the Compliance Certificate required pursuant to Section 5.03 when due, or (ii) at the option of the Administrative Agent or Required Lenders, an Event of Default occurs, then from such due date or dates or the date of the earliest to occur of all existing Events of Default and until the fifth Business Day following the Administrative Agent’s receipt of such overdue financial statements, Compliance Certificate (and in the event a decrease in the applicable margin is then warranted, receipt of the Borrower’s written request to decrease such margin) or the waiver of all existing Defaults, the Applicable Margins and Commitment Fee Margin shall be the applicable per annum percentage set forth in Level I of the pricing table below.

PRICING TABLE
Level	Leverage Ratio	Revolving Credit and Term Loan A Base Rate Margin	Term Loan B Base Rate Margin	Revolving Credit and Term Loan A Eurodollar Rate Margin	Term Loan B Eurodollar Rate Margin	Commitment Fee Margin
I	≥ 4.50	2.750%	3.000%	3.750%	4.000%	0.750%
II	≥ 4.00 and <4.50	2.250%	2.500%	3.250%	3.500%	0.500%
III	> 3.00 and <4.00	2.000%	2.250%	3.000%	3.250%	0.500%
IV	<3.00	1.750%	2.000%	2.7500%	3.000%	0.375%

If the Administrative Agent determines that (i) the Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in different pricing for any period, then (1) if the proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall automatically and retroactively be obligated to pay to the Administrative Agent, promptly on demand by the Administrative Agent, an amount equal to the excess of the amount of interest that should have been paid for such period over the amount of interest actually paid for such period; and (2) if the proper calculation of the Leverage Ratio would have resulted in lower pricing for such period, the Administrative Agent and the Lenders shall have no obligation to repay any interest to the Borrower; provided that if a proper calculation of the Leverage Ratio would have resulted in higher pricing for one or more periods and lower pricing for one or more other periods (due to the shifting of income or expenses from one period to another period or any similar reason), then the amount payable by the Borrower pursuant to clause (1) above shall be based upon the excess, if any, of the amount of interest that should have been paid for all applicable periods over the amount of interest paid for all such periods.

(D) Section 5.02(e)(vi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(vi)sales, transfers or other dispositions of assets, so long as (a) the purchase price paid to the Borrower or such Subsidiary for any such asset and related assets shall be no less than the fair market value of such asset and related assets at the time of such sale, transfer or disposition, (b) the purchase price for any such asset and related assets shall be paid to the Borrower or such Subsidiary solely in cash, (c) no Default shall have occurred and be continuing or would result from any such sale, transfer or other disposition, (d) immediately after giving effect to such sale, transfer or other disposition, the pro forma Leverage Ratio at the time of such sale, transfer or other disposition shall be no greater than (i) 4.75:1.00 for sales, transfers or other dispositions closing during the period from the Second Amendment Effective Date through December 31, 2015, (ii) 4.50:1.00 for sales, transfers or other dispositions closing during the period from January 1, 2016 through December 31, 2016, (iii) 4.25:1.00 for sales, transfers or other dispositions closing during the period from January 1, 2017 through December 31, 2017, (iv) 4.00:1.00 for sales, transfers or other dispositions closing during the period from January 1, 2018 through December 31, 2018 and (v) 3.75 to 1.00 for sales transfers and other dispositions closing on January 1, 2019 and thereafter, and in each case calculated by taking into account (x) EBITDA for the four Fiscal Quarter period most recently then ended for which financial statements have been delivered pursuant to Section 5.03(b) or (c) on a pro forma basis as though such sale, transfer or other disposition had been consummated as of the first day of the fiscal period covered thereby and (y) Consolidated Debt for Borrowed Money as of the date of such sale, transfer or other disposition, and (e) the aggregate purchase price paid to the Borrower and all of its Subsidiaries for all such assets pursuant to this clause (vi) shall not exceed $50,000,000 in the aggregate; provided that, notwithstanding the proviso appearing at the end of the definition of “Net Cash Proceeds”, all Net Cash Proceeds received by the Borrower and all of its Subsidiaries for all such assets pursuant to this clause (vi) shall be subject to Section 2.06(b)(ii)(A).

(E) Section 5.02(f)(vi)(C) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(C)immediately after giving effect to such purchase or other acquisition, the pro forma Leverage Ratio at the time of such purchase or other acquisition shall be no greater than (i) 4.75:1.00 for such purchase or other acquisition closing on or before December 31, 2015, (ii) 4.50:1.00 for such purchase or other acquisition closing during the period from January 1, 2016 through December 31, 2016, (iii) 4.25:1.00 for such purchase or other acquisition closing during the period from January 1, 2017 through December 31, 2017, (iv) 4.00:1.00 for such purchase or other acquisition closing during the period from January 1, 2018 through December 31, 2018 and (v) 3.75 to 1.00 for such purchase or other acquisition closing on January 1, 2019 and thereafter, in each case calculated by taking into account (x) EBITDA for the four Fiscal Quarter period most recently then ended for which financial statements have been delivered pursuant to Section 5.03(b) or (c) on a pro forma basis as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby and (y) Consolidated Debt for Borrowed Money as of the date of such purchase or acquisition;

(F)Section 5.02(g)(vii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(vii)except during any Dividend Suspension Period and so long as no Default exists before or will result after giving effect to such Restricted Payment on a pro forma basis, the

Borrower may make Restricted Payments in an amount not to exceed the current Distributable Amount; provided that at the time of any proposed Restricted Payment pursuant to this clause (vii), (a) the Borrower’s Leverage Ratio shall be less than or equal to:  (i) 4.75:1.00 for the period commencing on the Second Amendment Effective Date through December 31, 2015, (ii) 4.50:1.00 for the period commencing on January 1, 2016 through December 31, 2016, (iii) 4.25:1.00 for the period commencing January 1, 2017 through December 31, 2017, (iv) 4.00:1.00 for the period commencing January 1, 2018 through December 31, 2018 and (v) 3.75:1.00 for the period commencing January 1, 2019 and thereafter, calculated based on (1) Consolidated Debt for Borrowed Money as of such date and (2) EBITDA for the four Fiscal Quarter period most recently then ended for which financial statements have been delivered pursuant to Section 5.03(b) or (c), and (b) if the Borrower has incurred any Debt for Borrowed Money since the last day of the Fiscal Quarter most recently then ended for which financial statements have been delivered pursuant to Section 5.03(b) or (c), the Borrower shall, prior to making such Restricted Payment, deliver a certificate with supporting calculations from a Responsible Officer demonstrating compliance with the Leverage Ratio requirement set forth above in clause (A);

(G)Section 5.04(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)Leverage Ratio.  Maintain at all times, measured at the end of each Fiscal Quarter, a Leverage Ratio of not more than (i) 5.00:1.00 for the period commencing on the Second Amendment Effective Date through December 31, 2015, (ii) 4.75:1.00 for the period commencing January 1, 2016 through December 31, 2016, (iii) 4.50:1.00 for the period commencing January 1, 2017 through December 31, 2017, (iv) 4.25:1.00 for the period commencing January 1, 2018 through December 31, 2018 and (v) 4.00:1.00 for the period commencing January 1, 2019 and thereafter.

(H)Exhibit J – Form of Compliance Certificate,  Annex A,  Covenant 5.04(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

COVENANT 5.04(a)

Leverage Ratio

As of the fiscal year/quarter ended ______________, __________.
(A) Consolidated Debt for Borrowed Money	$ __________
(B) EBITDA (calculated for the then most recently completed Measurement Period)	$ __________
Leverage Ratio = (A) ÷ (B)	= :1.0

Required Ratio:  Not more than

Date	Covenant
Second Amendment Effective Date through December 31, 2015	5.00:1.00
January 1, 2016 through December 31, 2016	4.75:1.00
January 1, 2017 through December 31, 2017	4.50:1.00
January 1, 2018 through December 31, 2018	4.25:1.00
January 1, 2019 and thereafter	4.00:1.00

Compliance:	Yes	No

SECTION 2.  Joinder.  In reliance on the representations and warranties of the Loan Parties and the Negative Pledgors contained in this Agreement and in connection with the Borrower’s request therefor, and subject to the effectiveness of this Agreement as described in Section 6 below,

(A) Each New Term Lender party hereto hereby agrees to commit to provide its respective New Term Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth in the Agreement (the “Series C New Term Advances”).

(B) Each New Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a New Term Lender.

(C)Each New Term Lender hereby agrees to make the Series C New Term Advances on the following terms and conditions:

(i)Applicable Margin.  The Applicable Margin for the Series C New Term Advances will be determined in accordance in Section 2.07(b) of the Credit Agreement pursuant to the pricing table below:

PRICING TABLE

Level	Leverage Ratio	Base Rate Margin	Eurodollar Rate Margin
I	≥ 4.50x	3.000%	4.000%
II	≥ 4.00x and < 4.50x	2.500%	3.500%
III	≥ 3.00x and < 4.00x	2.250%	3.250%
IV	< 3.00x	2.000%	3.000%

(ii)Principal Payments.  The Borrower shall make principal payments on the Series C New Term Advances in installments on the dates and in the amounts set forth below:

(A) Payment Date	(B) Scheduled Repayment of Series C New Term Advances
June 30, 2015	$70,000
September 30, 2015	$70,000
December 31, 2015	$70,000
March 31, 2016	$70,000
June 30, 2016	$70,000
September 30, 2016	$70,000
December 31, 2016	$70,000
March 31, 2017	$70,000
June 30, 2017	$70,000
September 30, 2017	$70,000
December 31, 2017	$70,000
March 31, 2018	$70,000
June 30, 2018	$70,000

September 30, 2018	$70,000
December 31, 2018	$70,000
March 31, 2019	$70,000
June 30, 2019	$70,000
Termination Date	$26,810,000
TOTAL	$28,000,000

(iii)Voluntary and Mandatory Prepayments.    Scheduled installments of principal of the Series C New Term Advances set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Series C New Term Advances in accordance with Section 2.06 of the Credit Agreement; provided that the final installment payable by the Borrower in respect of the Series C New Term Advances on such date shall be in an amount, if such amount is different from the amount specified above, sufficient to repay all amounts owing by the Borrower under the Credit Agreement with respect to the Series C New Term Advances.

(iv)Termination Date.  For purposes of clause (b) of the definition of “Termination Date,” for the Series C New Term Advances shall be September 30, 2019.  The weighted average life of the Series C New Term Advances is not shorter than the remaining average life to maturity of the Term B Advances, determined as of the Second Amendment Effective Date.

(v)Use of Proceeds.  The proceeds of the Series C New Term Advances shall be used solely to pay fees, costs and expenses related to new Fiber-to-the-Cell projects of the Borrower.

(vi)Other Fees.  The original issue discount or the upfront fees applicable to the Series C New Term Advances do not exceed 1.0%.

(vii)Borrowing.  This Agreement represents the Borrower’s request to borrow the Series C New Term Advances from the New Term Lenders as follows:

(a)	Business Day of New Term Borrowing:	January 2, 2015
(b)	Amount of New Term Borrowing:	$28,000,000.00
(c)	Interest rate option:	X a. Base Rate Advance(s) ◻ b. Eurodollar Rate Advances with an initial Interest Period of _____ month(s)

(D)New Term Lenders.  Each New Term Lender acknowledges and agrees that upon its execution of this Agreement and the making of Series C New Term Advances that such New Term Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(E)Credit Agreement Governs.  Except as set forth in this Agreement, Series C New Term Advances shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

(F)Eligible Assignee.    By its execution of this Agreement, each New Term Lender represents and warrants that it is an Eligible Assignee.

(G)Notice.  For purposes of the Credit Agreement, the initial notice address of each New Term Lender shall be as set forth in its Administrative Questionnaire.

(H)Foreign Lenders.  For each New Term Lender that is a Foreign Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Term Lender may be required to deliver to Administrative Agent pursuant to Section 2.12(g) of the Credit Agreement.

SECTION 3.    Borrower’s Certifications.  By its execution of this Agreement the Borrower hereby certifies that:

(A)The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, before and after giving effect to the Series C New Term Advances, to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case as of such earlier date;

(B)No event has occurred and is continuing or would result from the consummation of the Series C New Term Advances contemplated hereby that would constitute a Default or Event of Default;

(C)The Borrower and its Subsidiaries have each performed in all material respects all agreements and satisfied all conditions which the Credit Agreement, as amended by this Agreement, or any other Loan Document provides shall be performed or satisfied by it on or before the date hereof;

(D)The Leverage Ratio and Interest Coverage Ratio, calculated by taking into account EBITDA for the four Fiscal Quarter period most recently then ended for which financial statements have been delivered pursuant to Section 5.03(b) or (c) of the Credit Agreement and Consolidated Debt for Borrowed Money of the Borrower and its Subsidiaries as of the Increased Amount Date and after giving effect to the Series C New Term Advances (including, without limitation, the application of proceeds thereof), shall be less than the levels set forth with respect thereto in Section 5.04 of the Credit Agreement, as amended by this Agreement;

(E)Since December 31, 2012, there has been no Material Adverse Effect; and

(F)The Series C New Term Advances comply in all respects with the Credit Agreement, as amended by this Agreement, including, without limitation, Section 2.17.

SECTION 4.  Loan Party and Negative Pledgors Certifications.    By their execution of this Agreement, each of the Loan Parties and the Negative Pledgors hereby certifies that:

(A) Such entity has the right and power to execute, deliver and perform its obligations under this Agreement in accordance with its terms;
(B) Such entity has taken all necessary action to authorize it to execute, deliver and perform its obligations under this Agreement in accordance with its terms;

(C) This Agreement has been duly executed and delivered by such entity and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms;
(D) The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,
(i)	require any Governmental Authorization or violate any Applicable Law relating to such entity other than Governmental Authorizations which have already been obtained;
(ii)	conflict with, result in a breach of or constitute a default under the organizational documents of such entity;
(iii)

conflict with any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any Governmental Authorization relating to it; or

(iv)	result in or require the creation or imposition of any lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such entity.

SECTION 5.  Reaffirmation.  Each Loan Party and Negative Pledgor hereby confirms and agrees (a) to the terms and provisions of this Agreement, (b) that its obligations under the Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party is and shall continue to be in full force and effect, and (c) as to the Guarantors, that the Guaranteed Obligations guaranteed by and the Secured Obligations secured by each such applicable Loan Document include any and all Obligations of the Borrower and the other Loan Parties to the Secured Parties under the Credit Agreement with respect to the Series C New Term Advances.

SECTION 6.  Conditions Precedent.  This Joinder Agreement shall be effective only upon:

(A) Receipt by the Administrative Agent of an executed counterpart of this Agreement signed by the Required Lenders, each New Term Lender, each Loan Party and each Negative Pledgor;

(B) Receipt by the Administrative Agent of the New Term Notes evidencing the Series C Term Loan Advances, in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered on behalf of the Borrower and payable to the New Term Lenders, to the extent requested by the New Term Lenders pursuant to the terms of Section 2.16 of the Credit Agreement;

(C) Receipt by the Administrative Agent of the results of the results of a recent lien search for at least the last five years against each Loan Party’s and each Negative Pledgor’s current legal names, (i) for UCC liens in the jurisdiction of such Loan Party’s or Negative Pledgor’s formation, (ii) for UCC liens in the jurisdiction of such Loan Party’s or Negative Pledgor’s chief executive office and principal place of business if such Loan Party or Negative Pledgor is a transmitting utility under the Applicable Law of such jurisdiction, and (iii) for pending suit and judgment, bankruptcy, fixture and federal and state tax liens in the jurisdiction of such Loan Party’s or Negative Pledgor’s chief executive office and principal place of business, and such search shall reveal no liens on any of the assets of the Loan Parties or the Negative Pledgors except for liens permitted hereunder or discharged on or prior to the Second Amendment Effective Date pursuant to documentation satisfactory to the Administrative Agent;

(D) Receipt by the Administrative Agent of evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority Liens created under the Security Agreement and any other Collateral Document has been taken;

(E) Receipt by the Administrative Agent of a Closing Certificate, in form and substance satisfactory to the Administrative Agent, setting forth, among other items, the calculations (in reasonable detail) demonstrating pro forma compliance with the financial tests described in Section 5.04 of the Credit Agreement, as amended by this Agreement, after giving effect to the Series C New Term Advances (including, without limitation, the application of proceeds thereof), signed on behalf of the Borrower by its President or Vice President, dated as of the date hereof (and the statements made in such certificate shall be true and correct as of the date hereof);

(F) Receipt by the Administrative Agent of a certificate of each Loan Party and each Negative Pledgor, in form and substance satisfactory to the Administrative Agent, signed on behalf of such Loan Party or Negative Pledgor by its President or a Vice President and its Secretary or an Assistant Secretary, dated the date of the date hereof (and the statements made in such certificate shall be true on and as of the date of the date hereof), together with appropriate insertions and attachments, certifying:  (i) that attached thereto is a true and complete copy of the articles of incorporation or organization, as the case may be, of such Person and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation or organization (or as to any Loan Party, other than the Borrower, or any Negative Pledgor certifying that there have been no amendments or modifications to the articles of incorporation or incorporation to those delivered pursuant to Section 3.01(a)(viii) of the Credit Agreement); (ii) that attached thereto is are certificates from the appropriate state officials as to the continued existence and good standing or existence (as applicable) of such Person in each state where incorporated or organized or corresponding to Section 4.01(a)(ii) of the Credit Agreement; (iii) that attached thereto is a true and complete copy of the bylaws, partnership agreement or operating agreement, as the case may be, of such Person as in effect on the date hereof (or as to any Loan Party, other than the Borrower, or any Negative Pledgor certifying that there have been no amendments or modifications to the bylaws, partnership agreement or operating agreement, as the case may be, of such Person to those delivered pursuant to Section 3.01(a)(viii) of the Credit Agreement); (iv) that attached thereto is a true and complete copy of resolutions or consents duly adopted by the board of directors, members or managers of such Person, as applicable, authorizing the borrowings, pledges, guarantees or other agreements or confirmations contemplated hereunder and the execution, delivery and performance of this Agreement; and (v) as to the incumbency and genuineness of the signature of each officer of such Person executing this Agreement;

(G) Receipt of such financial, business and other information regarding each Loan Party and its Subsidiaries as the Lender Parties shall have reasonably requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under Employee Benefit Plans, collective bargaining agreements and other arrangements with employees, and forecasts prepared by management of the Borrower, in form and substance satisfactory to the Lender Parties, of income statements and cash flow statements on a quarterly basis for the first year following the date of the date hereof and on an annual basis for each year thereafter until the Termination Date for the Series C New Term Advances;

(H) All FCC, PUC and other Governmental Authorizations and third party consents and approvals necessary in connection with the Series C New Term Advances shall have been made or obtained and all waiting periods expired (without the imposition of any conditions that are not reasonably acceptable to the Lender Parties) and shall remain in effect; and no Applicable Law shall be applicable in the judgment of the Lender Parties, in each case that restrains, prevents or imposes materially adverse conditions upon the Series C New Term Advances or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them;

(I) Receipt by the Administrative Agent of a Solvency Certificate, in substantially the form of Exhibit G to the Credit Agreement, from the chief financial officer of the Borrower, attesting to the solvency of the Borrower and its Subsidiaries, taken as a whole, after giving effect to the Series C New Term Advances on the date hereof;

(J) The Lender Parties shall be reasonably satisfied with the corporate and legal structure of the Loan Parties and each of their Subsidiaries, including, without limitation, the charter and bylaws, or similar governing documents, of the Loan Parties and each of their Subsidiaries and each agreement or instrument relating thereto;

(K) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any Governmental Authority that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to materially adversely affect the legality, validity or enforceability of any Loan Document or the consummation of the Series C New Term Advances;

(L) Receipt by the Administrative Agent of a favorable opinion of (i) Troutman Sanders LLP, counsel for the Loan Parties and the Negative Pledgors, and (ii) Hunton & Williams LLP, regulatory counsel for certain Loan Parties and the Negative Pledgors as to Virginia, and as to such other matters as any Lender Party through the Administrative Agent may reasonably request;

(M) At least five (5) Business Days prior to the date of the date hereof, all documentation and other information requested by (or on behalf of) any Lender in order to comply with requirements of any Applicable Laws relating to financing terrorism, “know your customer” or money laundering, including Executive Order No. 13224, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, the Applicable Laws comprising or implementing the Bank Secrecy Act, and the Applicable Laws administered by the United States Treasury Department's Office of Foreign Asset Control; and

(N) The Borrower shall have paid or shall be paying concurrently on the date of the date hereof all accrued fees of the Agents and the Lender Parties and all accrued expenses of the Agents (including the accrued fees and expenses of counsel to the Administrative Agent and local counsel to the Lender Parties in connection with this Agreement) which have been invoiced to the Borrower at least one Business Day prior to the date of the date hereof.

SECTION 7.    Amendment, Modification and Waiver.  This Agreement shall not constitute a novation of the Credit Agreement, the Security Agreement, the Negative Pledge Agreement, or any other Loan Document.  All references to any agreement or instrument amended hereby in such agreement or instrument, in any other Loan Document or in any other documents, instruments or agreements executed or delivered in connection therewith, shall be deemed a reference to such agreement or instrument as amended by this Agreement.  Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and, except as specifically provided in this Agreement, the Loan Documents shall remain in full force and effect.  This Agreement may not be amended, modified or waived except in accordance with Section 9.01 of the Credit Agreement.

SECTION 8.  Entire Agreement.  This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 9.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

SECTION 10.  Jurisdiction.  Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof and agrees that all claims in respect of any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court.   Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.  Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any other Agent, any Lender or the Issuing Bank may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

SECTION 11.  Service of Process.  Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.02 of the Credit Agreement, other than by telecopier and electronic communication.  Nothing in this Agreement will affect the right of the Administrative Agent or the other Secured Parties to serve process in any other manner permitted by Applicable Law.

SECTION 12.  Waiver of Jury Trial.  EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 13.  Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 14.  Counterparts.  This Agreement may be executed and delivered in one or more counterparts and any counterpart hereof may be delivered by telecopier transmission or by electronically mailed transmission of a scanned copy, which shall have the same force and effect as an original.

SECTION 15.    Credit Agreement.  This Agreement shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first above written.

LUMOS NETWORKS OPERATING COMPANY, as Borrower

By:
Johan Broekhuysen
Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

LUMOS MEDIA INC.

LUMOS PAYROLL CORP.

LUMOS NETWORKS OF WEST VIRGINIA INC.

LUMOS NETWORKS INC.

ROANOKE & BOTETOURT NETWORK LLC

NTELOS NET LLC

FIBERNET OF VIRGINIA INC.

MOUNTAINEER TELECOMMUNICATIONS, LLC

LUMOS NETWORKS LLC

FIBERNET OF OHIO, LLC

FIBERNET TELECOMMUNICATIONS OF

PENNSYLVANIA, LLC, as Subsidiary Guarantors

By:
Johan Broekhuysen
Executive Vice President and Chief Financial Officer

LUMOS TELEPHONE OF VIRGINIA LLC,
R & B TELEPHONE LLC,
LUMOS TELEPHONE INC.,
LUMOS TELEPHONE OF BOTETOURT INC., as Negative Pledgors

By:________________________________________
Johan Broekhuysen
Executive Vice President and Chief Financial Officer

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COBANK, ACB, as Administrative Agent, Collateral Agent, Lead Arranger, Bookrunner, Issuing Bank, a New Term Lender and a Lender

By:
Gloria Hancock
Vice President

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FIFTH THIRD BANK, as Documentation Agent for the Series C New Term Advances, a New Term Lender and a Lender

By:
Name:
Title:

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ROYAL BANK OF CANADA, as Documentation Agent for the Series C New Term Advances, a New Term Lender and a Lender

By:
Name:
Title:

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BRANCH BANKING AND TRUST COMPANY, as Documentation Agent for the Series C New Term Advances, a New Term Lender and a Lender

By:
Name:
Title:

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MUFG UNION BANK, N.A., as a Lender

By:
Name:
Title:

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BROWN BROTHERS HARRIMAN & CO., as a Lender

By:
Name:
Title:

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FARM CREDIT BANK OF TEXAS, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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AGFIRST FARM CREDIT BANK, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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AGSTAR FINANCIAL SERVICES, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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1ST FARM CREDIT SERVICES, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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UNITED FCS, FLCA, D/B/A FCS COMMERCIAL FINANCE GROUP, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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FRONTIER FARM CREDIT, ACA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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FARM CREDIT WEST, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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AMERICAN AGCREDIT, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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FARM CREDIT EAST, ACA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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MIDATLANTIC FARM CREDIT, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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AGCHOICE FARM CREDIT, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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BADGERLAND FINANCIAL, FLCA, as a Voting Participant pursuant to Section 9.07(D) of the Credit Agreement

By:
     Name:

     Title:

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SCHEDULE A TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount	Domestic Lending Office	Eurodollar Lending Office
CoBank, ACB	New Term Commitment of Series C	$11,000,000.00	5500 South Quebec Street, Greenwood Village, CO 80111	5500 South Quebec Street, Greenwood Village, CO 80111
Fifth Third Bank	New Term Commitment of Series C	$7,000,000.00	142 West 57th Street, 16th Floor, New York, NY 10019	142 West 57th Street, 16th Floor, New York, NY 10019
Royal Bank of Canada	New Term Commitment of Series C	$5,000,000.00	Three World Financial Center 200 Vesey Street New York, NY 10281-8098	Three World Financial Center 200 Vesey Street New York, NY 10281-8098
Branch Banking and Trust Company	New Term Commitment of Series C	$5,000,000.00	8200 Greensboro Drive, Suite 800, Mclean, VA 22102	8200 Greensboro Drive, Suite 800, Mclean, VA 22102
		Total: $28,000,000.00